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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                  JUNE 13, 2003




                                TECO ENERGY INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                       1-8180                  59-2052286
(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-102018), which Registration Statement was declared effective by the Commission on January 2, 2003, TECO Energy, Inc. is filing a Ninth Supplemental Indenture dated as of June 10, 2003 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998 as Exhibit 4.15 to such Registration Statement and the 7.50% Notes due 2010 as Exhibit 4.16 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               4.15 Ninth Supplemental Indenture dated as of June 10, 2003 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

               4.16  7.50% Notes due 2010. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 18, 2002                   TECO ENERGY, INC.


                                      By: /s/ Gordon L. Gillette
                                          --------------------------------------
                                          Gordon L. Gillette
                                          Sr. Vice President--Finance and Chief
                                          Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.15 Ninth Supplemental Indenture dated as of June 10, 2003 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

4.16           7.50% Notes due 2010. Filed herewith.